UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
Delaware	000-50694	52-1873369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5425 Wisconsin Avenue, Suite 500 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 12, 2007, The Mills Corporation (“Mills”) received a definitive offer (the “Simon/Farallon Offer”) from Simon Property Group, Inc. (“SPG”), on behalf of Simon Property Group, L.P. (collectively with SPG, “Simon”), and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., and Tinicum Partners, L.P. (collectively, “Farallon”), to acquire Mills for $24 per share in cash by means of a tender offer for all outstanding shares of Mills common stock. The Simon/Farallon Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

After consultation with its outside counsel and independent financial advisors, Mills’ Board of Directors determined, in accordance with the Agreement and Plan of Merger, dated as of January 17, 2007 (the “Brookfield Merger Agreement”), by and among Mills, The Mills Limited Partnership and Brookfield Asset Management, Inc. (“BAMI”), that the transaction contemplated by the Simon/Farallon Offer is more favorable to Mills’ stockholders than the transactions contemplated by the Brookfield Merger Agreement, and that the Simon/Farallon Offer constitutes a “Superior Competing Transaction,” as that term is defined in the Brookfield Merger Agreement. Accordingly, Mills’ Board of Directors authorized Mills, subject to satisfaction of the terms and conditions set forth in the Simon/Farallon Offer, to terminate the Brookfield Merger Agreement and enter into a definitive agreement with Simon and Farallon unless, within three business days, Mills and BAMI amend the Brookfield Merger Agreement or BAMI irrevocably agrees to enter into an amendment to that agreement that causes the transaction contemplated by the Simon/Farallon Offer to cease to be a Superior Competing Transaction.

In accordance with the terms of the Brookfield Merger Agreement, on February 12, 2007, Mills notified BAMI of this determination and of its willingness to negotiate such an amendment to the Brookfield Merger Agreement.

On February 13, 2007, Mills issued a press release announcing the Simon/Farallon Offer and the determination of Mills’ Board of Directors. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Offer from Simon Property Group, Inc., on behalf of Simon Property Group, L.P., and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., and Tinicum Partners, L.P., to the Board of Directors of The Mills Corporation

99.2	Press Release issued by The Mills Corporation on February 13, 2007, regarding the offer from Simon and Farallon and the board determination with respect to that offer

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Mills and BAMI have stated that they intend to file a proxy statement/prospectus with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition by BAMI. Stockholders of Mills are urged to read the proxy statement/prospectus when and if it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement/prospectus as well as other filings containing information about Mills and the merger, if and when available, without charge, at the SEC’s Internet site (http://www.sec.gov). In addition, copies of the proxy statement/prospectus and other filings containing information about Mills and the merger can be obtained, when available without charge, by directing a request to The Mills Corporation, Attention: Investor Relations, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, by phone at (301) 968-8367, or on Mills’ Internet site at http://www.themills.com.

Mills and its officers and directors may be deemed to be participants in the solicitation of proxies from Mills’ stockholders in connection with the proposed merger transaction with BAMI. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the definitive proxy statement/prospectus and other relevant documents that Mills intends to file with the SEC in connection with the scheduled special meeting of its stockholders.

Investors should read the proxy statement/prospectus carefully if and when it becomes available before making any voting or investment decisions.

If Mills accepts the Simon/Farallon Offer and terminates the Brookfield Merger Agreement, then Mills would expect to file a solicitation/recommendation statement with the SEC in connection with the tender offer contemplated by the Simon/Farallon Offer, and, if required, to file a proxy statement or information statement with the SEC in connection with the merger contemplated by the Simon/Farallon Offer. Investors and security holders are strongly advised to read these documents if and when they become available because they will contain important information about the tender offer and the proposed merger. Stockholders would be able to obtain a free copy of the solicitation/recommendation statement and the proxy statement as well as other filings containing information about Mills, the tender offer and the merger, if and when available, without charge, at the SEC’s Internet site (http://www.sec.gov). In addition, copies of the solicitation/recommendation statement, the proxy statement and other filings containing information about Mills, the tender offer and the merger may be obtained, if and when available, without charge, by directing a request to The Mills Corporation, Attention: Investor Relations, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, by phone at (301) 968-8367, or on Mills’ Internet site at http://www.themills.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

Date: February 13, 2007	By:	/s/ Richard J. Nadeau
	Name:	Richard J. Nadeau
	Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

	By :	The Mills Corporation, its General Partner

Date: February 13, 2007	By:	/s/ Richard J. Nadeau
	Name:	Richard J. Nadeau
	Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Offer from Simon Property Group, Inc., on behalf of Simon Property Group, L.P., and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., and Tinicum Partners, L.P., to the Board of Directors of The Mills Corporation

99.2	Press Release issued by The Mills Corporation on February 13, 2007, regarding the offer from Simon and Farallon and the board determination with respect to that offer